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Exhibit 10.19

SECOND AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

        This Second Amendment to Loan and Security Agreement is entered into as of October 31, 2001 (the "Amendment"), by and between COMERICA BANK-CALIFORNIA ("Bank") and SEEBEYOND TECHNOLOGY CORPORATION ("Borrower").

RECITALS

        Borrower and Bank are parties to that certain Loan and Security Agreement dated as of December 4, 2000, as amended by that certain Amendment to Loan and Security Agreement dated as of June 10, 2001, as amended from time to time (the "Agreement"). Concurrently with execution and delivery of the Agreement, Borrower executed and delivered to Bank an Intellectual Property Security Agreement (the "IPSA" and, collectively with the Agreement, the "Loan Documents"). The parties desire to amend the Loan Documents in accordance with the terms of this Amendment.

        NOW, THEREFORE, the parties agree as follows:

        1.    References throughout the Loan Documents to "Borrower" shall mean and refer to "SEEBEYOND TECHNOLOGY CORPORATION, a Delaware corporation."

        2.    Bank hereby waives Borrower's default under Section 8.3 of the Agreement only with respect to Borrower's reincorporation in Delaware.

        3.    Certain defined terms in Section 1 of the Agreement are hereby added or amended as follows:

  "Borrowing Base" means an amount equal to sixty-five percent (65%) of Eligible Accounts, as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrower.

  "Equipment Line" means a credit extension of up to Two Million Dollars ($2,000,000).

  "Revolving Maturity Date" means May 31, 2003.

        4.    Section 6.8 of the Agreement is amended in its entirety, effective as of September 30, 2001, as follows:

    "6.8    Quick Ratio.    Borrower shall maintain, as of the last day of each fiscal quarter, a Quick Ration of not less than 1.1 to 1.0. "Quick Ratio" means the ratio of Quick Assets (but only to the extent of 90% of Accounts Receivable) to Current Liabilities less 75% of deferred revenue."

        5.    Section 6.9 of the Agreement is amended in its entirety, effective as of September 30, 2001, as follows:

    "6.9    Tangible Net Worth.    Borrower shall maintain a minimum Tangible Net Worth, as of the last day of each fiscal quarter, of not less than (a) $26,000,000 commencing with the quarter ending December 31, 2001; (b) $30,000,000 commencing with the quarter ending March 31, 2002; and (c) $30,000,000 plus (i) 75% of Borrower's net income per quarter and (ii) 100% of the net proceeds received from the sale or issuance of Borrower's equity securities, commencing with the quarter ending June 30, 2002 and thereafter."

        6.    Section 6.10 of the Agreement is amended in its entirety, effective as of September 30, 2001, as follows:

    "6.10    Total Liabilities—Tangible Net Worth.    Borrower shall maintain, as of the last day of each fiscal quarter, a ratio of Total Liabilities, Less 75% of deferred revenue, to Tangible Net Worth of not more than 1.75 to 1.00."

        7.    Section 6.11 of the Agreement is amended in its entirety, effective as of September 30, 2001, as follows:

    "6.11    EBITDA.    Borrower shall maintain positive earnings before interest, taxes, depreciation and amortization ("EBITDA") commencing with the fiscal quarter ending December 31, 2001 and continuing thereafter as long as any Obligations are outstanding. Commencing with the fiscal year ending December 31, 2002, Borrower shall maintain positive EBITDA on an annual basis, with no more than one (1) fiscal quarter of negative EBITDA, not to exceed negative EBITDA in any such quarter of One Million Dollars ($1,000,000)."

        8.    Section 6.12 of the Agreement is amended in its entirety as follows:

    "Intentionally Omitted."

        9.    The Borrower's address in Section 10 of the Agreement hereby is amended as follows:

    "SEEBEYOND TECHNOLOGY CORPORATION
    181 W. Huntington Drive, Ste. 110
    Monrovia, CA 91016
    Attn:    Mark A. Brooks
    FAX: (626) 471-6108"

        10.  Exhibit A to the Agreement hereby is replaced in its entirety with Exhibit A hereto.

        11.  Exhibit C to the Agreement hereby is replaced in its entirety with Exhibit C hereto.

        12.  Exhibit D to the Agreement hereby is replaced in its entirety with Exhibit D hereto.

        13.  Exhibit E hereby is added to the Agreement in the form of Exhibit E hereto.

        14.  Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all promissory notes, guaranties, security agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements entered into in connection with the Agreement.

        15.  Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that except as set forth above no Event of Default has occurred and is continuing.

        16.  Borrower authorizes Bank to file such amendments to any UCC financing statements or similar documents to perfect or maintain perfection of Bank's security interest in the Collateral as Bank reasonably deems necessary or advisable.

        17.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

        18.  As a condition to the effectiveness of this Amendment, unless waived, Bank shall have received, in form and substance satisfactory to Bank, the following:

          (a)  this Amendment, duly executed by Borrower;

          (b)  a certificate of the Secretary of the Borrower, or a unanimous consent of Borrower's Board of Directors, with respect to incumbency and resolutions authorizing the execution and delivery of this Agreement;

          (c)  a warrant to purchase stock;

          (d)  a UCC financing statement amendment;

          (e)  a certificate or certificates for the Shares, together with assignment duly endorsed in blank in favor of the Bank;

          (f)    an Affirmation of Security Agreement and Guaranty, executed by each of Borrower's subsidiaries, in substantially the forms attached hereto;

          (g)  a certificate of the Secretary (or similar officer) of each of Borrower's subsidiaries with respect to incumbency and resolutions authorizing the execution and delivery of the Affirmation of Security Agreement and Guaranty;

          (h)  an Amendment fee of Thirty Seven Thousand Two Hundred Fifty Dollars ($37,250);

          (i)    an amount equal to all Bank Expenses incurred to date; and

          (j)    such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate

          IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

SEEBEYOND TECHNOLOGY CORPORATION
By:	/s/ BARRY J. PLAGA
Title:	Barry J. Plaga
COMERICA BANK-CALIFORNIA
By:	/s/ BONNIE E. KEHE
Title:	SVP & Manager

DEBTOR: SEEBEYOND TECHNOLOGY CORPORATION

SECURED PARTY: COMERICA BANK—CALIFORNIA

EXHIBIT A

COLLATERAL DESCRIPTION ATTACHMENT
TO UCC-1 FINANCING STATEMENT

        All personal property of Borrower (herein referred to as "Borrower" or "Debtor") whether presently existing or hereafter created or acquired and wherever located, including, but not limited to:

        (a) all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), general intangibles (including payments, intangibles and software), goods (including fixtures) instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor's books and records with respect to any of the foregoing, and the computers and equipment containing said books and records.

        (b) all common law and statutory copyrights and copyright registrations, applications for registration, now existing or hereafter arising, in the United States of America or in any foreign jurisdiction, obtained or to be obtained on or in connection with any of the forgoing, or any parts thereof or any underlying or component elements of any of the forgoing, together with the right to copyright and all rights to renew or extend such copyrights and the right (but not the obligation) of Secured Party to sue in its own name and/or in the name of the Debtor for past, present and future infringements of copyright.

        (c) all trademarks, service marks, trade names and service names and the goodwill associated therewith, together with the right to trademark and all rights to renew or extend such trademarks and the right (but not the obligation) of Secured Party to sue in its own name and/or in the name of the Debtor for past, present and future infringements of trademark;

        (d) all (i) patents and patent applications filed in the United States Patent and Trademark Office or any similar office of any foreign jurisdiction, and interests under patent license agreements, including, without limitation, the inventions and improvements described and claimed therein, (ii) licenses pertaining to any patent whether Debtor is licensor or licensee, (iii) income, royalties, damages, payments, accounts and accounts receivable now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iv) right (but not the obligation) to sue in the name of Debtor and/or in the name of Secured Party for past, present and future infringements thereof, (v) rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issued or applied for, and (vi) reissues, divisions, continuations, renewals, extensions and continuations-in-part with respect to any of the foregoing; and

        (e) any and all cash proceeds and/or noncash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security thereof or for any rights to payment. All terms above have the meanings given to them in the California Uniform Commercial Code, as amended or supplemented from time to time, including revised Division 9 of the Uniform Commercial Code-Secured Transactions, added by Stats. 1999, c.991 (S.B. 45), Section 35, operative July 1, 2001.

        Notwithstanding the foregoing, the collateral shall include (i) sixty-six and two-thirds percent (66.2/3%) of the issued and outstanding capital stock owned or held of record by Borrower in any subsidiary of Borrower which is not an entity organized under the laws of the United States or any territory thereof, and (ii) one hundred percent (100%) of the issued and outstanding capital stock owned or held of record by Borrower in any subsidiary of Borrower which is an entity organized under the laws of the United States or any territory thereof.

EXHIBIT C

BORROWING BASE CERTIFICATE

Borrower: SEEBEYOND TECHNOLOGY CORPORATION	Bank: Comerica Bank-California
Commitment Amount: $15,000,000

ACCOUNTS RECEIVABLE
1. Accounts Receivable Book Value as of		$
2. Additions (please explain on reverse)		$
3. TOTAL ACCOUNTS RECEIVABLE		$
ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4. Amounts over 90 days due	$
5. Balance of 25% over 90 day accounts	$
6. Concentration Limits	$
7. Foreign Accounts	$
8. Governmental Accounts	$
9. Contra Accounts	$
10. Demo Accounts	$
11. Intercompany/Employee Accounts	$
12. Other (please explain on reverse)	$
13. TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS	$
14. Eligible Accounts (#3 minus #13)		$
15. LOAN VALUE OF ACCOUNTS (65% of #14)		$
BALANCES
16. Maximum Loan Amount			$15,000,000
17. Total Funds Available (Lesser of #15 or #16)		$
18. Present balance owing on Line of Credit		$
19. Outstanding Letters of Credit		$
20. RESERVE POSITION (#17 minus #18 and #19)		$

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Comerica Bank-California.

COMMENTS:

SEEBEYOND TECHNOLOGY CORPORATION

By:
Authorized Signer

EXHIBIT E

IP QUESTIONNAIRE

This form is to be updated to provide any new information since the last report date.

1.
The legal name of the limited liability corporation or corporation (hereafter "Corporation") is

2.
The Corporation was incorporated on                              in the State of (                            ). Since its incorporation the Corporation has had the following legal names (other than its current legal name):

Prior Name	Date Corporation's Name Was Changed from Such Name

3.
The Corporation does business under the following trade names:

Trade Name	Is this Name Registered?	If yes, jurisdiction

4.
The Corporation has the following places of business:

Address	Owner of Location	Brief Description of Assets

5.
The Corporation owns the following domestic and foreign registered patents and patent applications:

Brief Description of Patent	Registration or Application No.

6.
The Corporation owns the following domestic and foreign trademark or service mark registrations and applications:

Trademark or Service Marks	Country	Registration or Application No.

7.
The Corporation owns the following domestic and foreign copyrights and copyright registrations:

Description of Copyright	Country	Registration or Application No.

8.
The Corporation anticipates that it may apply to register the following domestic or foreign patents within the next year:

Brief Description of Patent	Prospective Countries (if known)

1

9.
The Corporation anticipates that it may apply to register the following domestic or foreign trademarks or service marks within the next year:

Trademarks or Service Marks	Prospective Countries (if known)

10.
The Corporation anticipates that it may apply to register the following domestic or foreign copyrights and copyright registration with the next year:

Description of Copyright	Prospective Countries (if known)

11.
The Corporation's federal I.D. number is:

12.
The Corporation's intellectual property assets are subject to the following security interest to persons other than this lender:

Asset	Name and Address of Secured Party

2

AFFIRMATION OF SECURITY AGREEMENT AND GUARANTY

        SEEBEYOND (DEUTSCHLAND) GMBH ("Guarantor"), grantor under that certain Third Party Security Agreement (the "Security Agreement") and guarantor under that certain Unconditional Guaranty (the "Guaranty"), both dated as of December 4, 2000, hereby consents to the execution, delivery and performance by Borrower of the Amendment and the documents and instruments executed in connection therewith, as well as all other amendments and modifications to the Loan Agreement.

        The Security Agreement and the Guaranty shall remain in full force and effect with respect to all of Borrower's Obligations (as defined in the Loan Agreement) as modified by the Amendment and otherwise. Guarantor confirms that Guarantor has no defenses against its obligations under the Guaranty, and that the security interest granted pursuant to the Security Agreement remains a first in priority perfected security interest.

        Guarantor represents and warrants that the representations and warranties and covenants contained in the Guaranty and the Security Agreements are true and correct as of the date of this Affirmation. Unless otherwise defined, all capitalized terms in this Affirmation shall be as defined in the Guaranty of Security Agreement, as appropriate.

        IN WITNESS WHEREOF, the undersigned has executed this Affirmation of Security Agreement and Guaranty as of October 31, 2001.

SEEBEYOND (DEUTSCHLAND) GMBH
By:	/s/ BARRY J. PLAGA
Title:	Senior V.P. of Finance & CFO

COMPANY RESOLUTIONS

COMPANY: SEEBEYOND (DEUTSCHLAND) GmbH

        I, the undersigned Secretary of Assistant Secretary of SEEBEYOND (Deutschland) GmbH (the "Company"), HEREBY CERTIFY that the Company is organized and existing under and by virtue of the laws of the country of Germany.

        I FURTHER CERTIFY that attached hereto as Attachment is a true and complete copy of the organization documents of the Company, which is in full force and effect and effect on the date hereof.

        I FURTHER CERTIFY that a meeting of the Directors of the Company (or by other duly authorized corporate action in lieu of a meeting), duly called and held, at which a quorum was present and voting, the following resolutions were adopted.

        BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Company, whose actual signatures are shown below:

NAMES	POSITIONS	ACTUAL SIGNATURES
Barry J. Plaga	Senior V.P. of Finance & CFO	/s/ BARRY J. PLAGA
Rasmus van der Colff	V.P. Finance	/s/ RASMUS VAN DER COLFF

acting for and on behalf of this Company and as its act and deed be, and they hereby are, authorized and empowered:

        Guaranty Indebtedness; Grant Security.    To guaranty amounts borrowed from time to time from Comerica Bank California ("Bank") by SeeBeyond Technology Corporation ("Borrower") including without limitation pursuant to that certain Loan and Security Agreement between Borrower and Bank dated as of December 4, 2000, as amended by that certain Amendment to Loan and Security Agreement dated as of June 10, 2001, and by that certain Second Amendment to Loan and Security Agreement dated as of October 31, 2001, and as amended from time to time. To grant a security interest to Bank in the Collateral described in the Third Party Security Agreement by and between the Company and Bank (the "Security Agreement"), which security interest shall secure all of the Company's obligations as described in that certain Unconditional Guaranty by the Company dated as of December 4, 2000 (the "Guaranty").

        Execute Affirmation of Security Agreement and Guaranty.    To execute the Affirmation of Security Agreement and Guaranty dated as of October 31, 2001, and any other agreement entered into between Company and Bank in connection therewith, all as amended or extended from time to time (collectively, the "Secured Guaranty Documents"), and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for the Secured Guaranty Documents, or any portion thereof.

        Further Acts.    In the case of lines of credit, to designate or additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay and and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

        BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain to full force and effect and Bank may rely on these Resolutions until written

1

notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not effect any of the Company's agreements of commitments in effect at the time notice is given.

        I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Company, as the case may be, and occupy the positions set opposite their respective names; that the foregoing Resolutions now sound of record on the books of the Company; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

        IN WITNESS WHEREOF, I have hereunto set my hand on October 31, 2001 and attest that the signatures set opposite the names listed above are their genuine signatures.

CERTIFIED TO AND ATTESTED BY:
X	/s/ BARRY J. PLAGA

Attachment—Organizational Documents

2

AFFIRMATION OF SECURITY AGREEMENT AND GUARANTY

        SEEBEYOND JAPAN K.K. ("Guarantor"), grantor under that certain Third Party Security Agreement (the "Security Agreement") and guarantor under that certain Unconditional Guaranty (the "Guaranty"), both dated as of December 4, 2000, hereby consents to the execution, delivery and performance by Borrower of the Amendment and the documents and instruments executed in connection therewith, as well as all other amendments and modifications to the Loan Agreement.

        The Security Agreement and the Guaranty shall remain in full force and effect with respect to all of Borrower's Obligations (as defined in the Loan Agreement) as modified by the Amendment and otherwise. Guarantor confirms that Guarantor has no defenses against its obligations under the Guaranty, and that the security interest granted pursuant to the Security Agreement remains a first in priority perfected security interest.

        Guarantor represents and warrants that the representations and warranties and covenants contained in the Guaranty and the Security Agreement are true and correct as of the date of this Affirmation. Unless otherwise defined, all capitalized terms in this Affirmation shall be as defined in the Guaranty or the Security Agreement, as appropriate.

        IN WITNESS WHEREOF, the undersigned has executed this Affirmation of Security Agreement and Guaranty as of October 31, 2001.

SEEBEYOND JAPAN K.K.
By:	/s/ BARRY J. PLAGA
Title:	Senior V.P. of Finance & CFO

COMPANY RESOLUTIONS

COMPANY: SEEBEYOND JAPAN K.K.

        I, the undersigned Secretary or Assistant Secretary of SEEBEYOND Japan K.K. (the "Company"), HEREBY CERTIFY that the Company is organized and existing under and by virtue of the laws of the country of Japan.

        I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of the Articles of Incorporation and Bylaws of the Company, each of which is in full force and effect on the date hereof.

        I FURTHER CERTIFY that a meeting of the Directors of the Company (or by other duly authorized corporate action in lieu of a meeting), duly called and held, at which a quorum was present and voting, the following resolutions were adopted.

        BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Company, whose actual signatures are shown below:

NAMES	POSITIONS	ACTUAL SIGNATURES
Barry J. Plaga	Senior V.P. of Finance & CFO	/s/ BARRY J. PLAGA
Rasmus van der Colff	V.P. Finance	/s/ RASMUS VAN DER COLFF

acting for and on behalf of this Company and as its act and deed be, and they hereby are, authorized and empowered:

        Guaranty Indebtedness: Grant Security.    To guaranty amounts borrowed from time to time from Comerica Bank-California ("Bank") by SeeBeyond Technology Corporation ("Borrower") including without limitation pursuant to that certain Loan and Security Agreement between Borrower and Bank dated as of December 4, 2000, as amended by that certain Amendment to Loan and Security Agreement dated as of June 10, 2001, and by that certain Second Amendment to Loan and Security Agreement dated as of October 31, 2001, and as amended from time to time. To grant a security interest to Bank in the Collateral described in the Third Party Security Agreement by and between the Company and Bank (the "Security Agreement"), which security interest shall accrue all of the Company's obligations, as described in that certain Unconditional Guaranty by the Company dated as of December 4, 2000 (the "Guaranty").

        Execute Affirmation of Security Agreement and Guaranty.    To execute the Affirmation of Security Agreement and Guaranty dated as of October 31, 2001, and any other agreement entered into between Company and Bank in connection therewith, all as amended or extended from time to time (collectively, the "Secured Guaranty Documents"), and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for the Secured Guaranty Documents, or any portion thereof.

        Further Acts.    In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

        BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written

1

notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Company's agreements or commitments in effect at the time notice is given.

        I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Company, as the case may be, and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Company; and that the Resolutions are in full form and effect and have not been modified or revoked in any manner whatsoever.

        IN WITNESS WHEREOF, I have hereunto set my hand on October 31, 2001 and attest that the signatures set opposite the names listed above are their genuine signatures.

CERTIFIED TO AND ATTESTED BY:
X	/s/ BARRY J. PLAGA

Attachment 1—Articles of Incorporation

Attachment 2—Bylaws

2

AFFIRMATION OF SECURITY AGREEMENT AND GUARANTY

        SEEBEYOND FRANCE, SARL ("Guarantor"), grantor under that certain Third Party Security Agreement (the "Security Agreement") and guarantor under that certain Unconditional Guaranty (the "Guaranty"), both dated as of December 4, 2000, hereby consents to the execution, delivery and performance by Borrower of the Amendment and the documents and instruments executed in connection therewith, as well as all other amendments and modifications to the Loan Agreement.

        The Security Agreement and the Guaranty shall remain in full force and effect with respect to all of Borrower's Obligations (as defined in the Loan Agreement) as modified by the Amendment and otherwise, Guarantor confirms that Guarantor has no defenses against its obligations under the Guaranty, and that the security interest granted pursuant to the Security Agreement remains a first in priority perfected security interest.

        Guarantor represents and warrants that the representations and warranties and covenants contained in the Guaranty and the Security Agreement are true and correct as of the date of this Affirmation. Unless otherwise defined, all capitalized terms in this Affirmation shall be as defined in the Guaranty or the Security Agreement, as appropriate.

        IN WITNESS WHEREOF, the undersigned has executed this Affirmation of Security Agreement and Guaranty as of October 31, 2001.

SEEBEYOND FRANCE, SARL (share capital FRF 50,000)
By:	/s/ BARRY J. PLAGA
Title:	Senior V.P. of Finance and CFO

COMPANY RESOLUTIONS

COMPANY: SEEBEYOND FRANCE, SARL

        I, the undersigned Secretary or Assistant Secretary of SEEBEYOND France, SARL (the "Company"), HEREBY CERTIFY that the Company is organized and existing under and by virtue of the laws of the country of France.

        I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of the Deed of Incorporation and Bylaws of the Company, each of which is in full force and effect on the date hereof.

        I FURTHER CERTIFY that a meeting of the Directors of the Company (or by other duly authorized corporate action in lieu of a meeting), duly called and held, at which a quorum was present and voting, the following resolutions were adopted.

        BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Company, whose actual signatures are shown below:

NAMES	POSITIONS	ACTUAL SIGNATURES
Barry J. Plaga	Senior V.P. of Finance & CFO	/s/ BARRY J. PLAGA
Rasmus van der Colff	VP Finance	/s/ RASMUS VAN DER COLFF

acting for and on behalf of this Company and as its act and deed be, and they hereby are, authorized and empowered:

        Guaranty Indebtedness; Grant Security.    To guaranty amounts borrowed from time to time from Comerica Bank-California ("Bank") by SeeBeyond Technology Corporation ("Borrower") including without limitation pursuant to that certain Loan and Security Agreement between Borrower and Bank dated as of December 4, 2000, as amended by that certain Amendment to Loan and Security Agreement dated as of June 10, 2001, and by that certain Second Amendment to Loan and Security Agreement dated as of October 31, 2001, and as amended from time to time. To grant a security interest to Bank in the Collateral described in the Third Party Security Agreement by and between the Company and Bank (the "Security Agreement"), which security interest shall secure all of the Company's obligations, as described in that certain Unconditional Guaranty by the Company dated as of December 4, 2000 (the "Guaranty").

        Execute Affirmation of Security Agreement and Guaranty.    To execute the Affirmation of Security Agreement and Guaranty dated as of October 31, 2001, and any other agreement entered into between Company and Bank in connection therewith, all as amended or extended from time to time (collectively, the "Secured Guaranty Documents"), and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for the Secured Guaranty Documents, or any portion thereof.

        Further Acts.    In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

1

        BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Company's agreements or commitments in effect at the time notice is given.

        I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Company, as the case may be, and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Company; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

        IN WITNESS WHEREOF, I have hereunto set my hand on October 31, 2001 and attest that the signatures set opposite the names listed above are their genuine signatures.

CERTIFIED TO AND ATTESTED BY:

x BARRY J. PLAGA

Attachment 1—Deed of Incorporation

Attachment 2—Bylaws

2

AFFIRMATION OF SECURITY AGREEMENT AND GUARANTY

        SEEBEYOND—BENELUX ("Guarantor"), grantor under that certain Third Party Security Agreement (the "Security Agreement") and guarantor under that certain Unconditional Guaranty (the "Guaranty"), both dated as of December 4, 2000, hereby consents to the execution, delivery and performance by Borrower of the Amendment and the documents and instruments executed in connection therewith, as well as all other amendments and modifications to the Loan Agreement.

        The Security Agreement and the Guaranty shall remain in full force and effect with respect to all of Borrower's Obligations (as defined in the Loan Agreement) as modified by the Amendment and otherwise. Guarantor confirms that Guarantor has no defenses against its obligations under the Guaranty, and that the security interest granted pursuant to the Security Agreement remains a first in priority perfected security interest.

        Guarantor represents and warrants that the representations and warranties and covenants contained in the Guaranty and the Security Agreement are true and correct as of the date of this Affirmation. Unless otherwise defined, all capitalized terms in this Affirmation shall be as defined in the Guaranty or the Security Agreement, as appropriate.

        IN WITNESS WHEREOF, the undersigned has executed this Affirmation of Security Agreement and Guaranty as of October 31, 2001.

SEEBEYOND-BENELUX

By:	BARRY J. PLAGA
Title:	Senior V.P. of Finance & CFO

LIMITED LIABILITY COMPANY RESOLUTION

Company:	SEEBEYOND-BENELUX, a Belgian limited liability company

        WE THE UNDERSIGNED, hereby certify that SEEBEYOND-Benelux, a Belgian limited liability company ("Company"), is duly organized, existing and in good standing as a member-managed

member-managed

limited liability company under and by virtue of the laws of the country of Belgium, and that we are all of Company's members

managers

and that Company's name shown above is the complete and correct name of Company.

        WE FURTHER CERTIFY that at a meeting of Company (or by other duly authorized company action in lieu of a meeting), duly called and held, at which all of the undersigned were present and voting, the following resolutions were adopted:

        BE IT RESOLVED, that any one (1) of the undersigned, acting for and on behalf of Company and as its act and deed be, and he or she hereby is, authorized and empowered in the name of Company:

        Guaranty Indebtedness; Grant Security. To guaranty amounts borrowed from time to time from Comerica Bank-California ("Bank") by SeeBeyond Technology Corporation ("Borrower") pursuant to that certain Loan and Security Agreement between Borrower and Bank dated as of December 4, 2000, as amended by that certain Amendment to Loan and Security Agreement dated as of June 10, 2001, and by that certain Second Amendment to Loan and Security Agreement dated as of October 31, 2001, and as amended from time to time. To grant a security interest to Bank in the Collateral described in the Third Party Security Agreement by and between the Company and Bank (the "Security Agreement"), which security interest shall secure all of the Company's obligations, as described in that certain Unconditional Guaranty by the Company of even date herewith (the "Guaranty").

        Execute Affirmation of Security Agreement and Guaranty. To execute the Affirmation of Security Agreement and Guaranty dated as of October 31, 2001, and any other agreement entered into between Company and Bank in connection therewith, all as amended or extended from time to time (collectively, the "Secured Guaranty Documents"), and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for the Secured Guaranty Documents, or any portion thereof.

        Further Acts. To do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

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        BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these resolutions shall remain in full force and effect and Bank may rely on these resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of Company's agreements or commitments in effect at the time notice is given.

        WE FURTHER CERTIFY that the undersigned are duly elected, appointed, or employed by or for Company, as the case may be, and occupy the positions set opposite their names; that the foregoing resolutions now stand of record on the books of Company, and that the resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

        I FURTHER CERTIFY that the Deed and Articles of Organization of the Company attached hereto as Exhibit A are true and correct, that the Deed and Articles of Organization are in full force and effect as of the date hereof, and that no provision of the Deed and Articles of Organization restricts the Company from entering into, or performing its obligations under, the Pledge.

We each have read all the provisions of this Limited Liability Company Resolution, and we each jointly and severally and on behalf of Company certify and agree to its terms. This certificate is dated October 31, 2001.

/s/ BARRY J. PLAGA

Barry J. Plaga

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AFFIRMATION OF SECURITY AGREEMENT AND GUARANTY

        SEEBEYOND AUSTRALIA PTY LTD. ("Guarantor"), grantor under that certain Third Party Security Agreement (the "Security Agreement") and guarantor under that certain Unconditional Guaranty (the "Guaranty"), both dated as of December 4, 2000, hereby consents to the execution, delivery and performance by Borrower of the Amendment and the documents and instruments executed in connection therewith, as well as all other amendments and modifications to the Loan Agreement.

        The Security Agreement and the Guaranty shall remain in full force and effect with respect to all of Borrower's Obligations (as defined in the Loan Agreement) as modified by the Amendment and otherwise. Guarantor confirms that Guarantor has no defenses against its obligations under the Guaranty, and that the security interest granted pursuant to the Security Agreement remains a first in priority perfected security interest.

        Guarantor represents and warrants that the representations and warranties and covenants contained in the Guaranty and the Security Agreement are true and correct as of the date of this Affirmation. Unless otherwise defined, all capitalized terms in this Affirmation shall be as defined in the Guaranty or the Security Agreement, as appropriate.

        IN WITNESS WHEREOF, the undersigned has executed this Affirmation of Security Agreement and Guaranty as of October 31, 2001.

SEEBEYOND AUSTRALIA PTY LTD.

By:	BARRY J. PLAGA
Title:	Senior V.P. Finance & CFO

AFFIRMATION OF SECURITY AGREEMENT AND GUARANTY

        SEEBEYOND (UK) LIMITED ("Guarantor"), grantor under that certain Third Party Security Agreement (the "Security Agreement") and guarantor under that certain Unconditional Guaranty (the "Guaranty"), both dated as of December 4, 2000, hereby consents to the execution, delivery and performance by Borrower of the Amendment and the documents and instruments executed in connection therewith, as well as all other amendments and modifications to the Loan Agreement.

        The Security Agreement and the Guaranty shall remain in full force and effect with respect to all of Borrower's Obligations (as defined in the Loan Agreement) as modified by the Amendment and otherwise. Guarantor confirms that Guarantor has no defenses against its obligations under the Guaranty, and that the security interest granted pursuant to the Security Agreement remains a first in priority perfected security interest.

        Guarantor represents and warrants that the representations and warranties and covenants contained in the Guaranty and the Security Agreement are true and correct as of the date of this Affirmation. Unless otherwise defined, all capitalized terms in this Affirmation shall be as defined in the Guaranty or the Security Agreement, as appropriate.

        IN WITNESS WHEREOF, the undersigned has executed this Affirmation of Security Agreement and Guaranty as of October 31, 2001.

SEEBEYOND (UK) LIMITED

By:	BARRY J. PLAGA
Title:

COMPANY RESOLUTIONS

COMPANY: SEEBEYOND (UK) LIMITED

        I, the undersigned Secretary or Assistant Secretary of SEEBEYOND (UK) Limited (the "Company"), HEREBY CERTIFY that the Company is organized and existing under and by virtue of the laws of the country of the United Kingdom.

        I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of the memorandum and Articles of Association of the Company, each of which is in full force and effect on the date hereof.

        I FURTHER CERTIFY that a meeting of the Directors of the Company (or by other duly authorized corporate action in lieu of a meeting), duly called and held, at which a quorum was present and voting, the following resolutions were adopted.

        BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Company, whose actual signatures are shown below:

NAMES	POSITIONS	ACTUAL SIGNATURES

Barry J. Plaga	Senior V.P. of Finance & CFO	/s/ BARRY J. PLAGA

Rasmus van der Colff	V.P. Finance	/s/ RASMUS VAN DER COLFF

acting for and on behalf of this Company and as its act and deed be, and they hereby are, authorized and empowered:

        Guaranty Indebtedness; Grant Security. To guaranty amounts borrowed from time to time from Comerica Bank—California ("Bank") by SeeBeyond Technology Corporation ("Borrower") including without limitation pursuant to that certain Loan and Security Agreement between Borrower and Bank dated as of December 4, 2000, as amended by that certain Amendment to Loan and Security Agreement dated as of June 10, 2001, and by that certain Second Amendment to Loan and Security Agreement dated as of October 31, 2001, and as amended from time to time. To grant a security interest to Bank in the Collateral described in the Third Party Security Agreement by and between the Company and Bank (the "Security Agreement"), which security interest shall secure all of the Company's obligations, as described in that certain Unconditional Guaranty by the Company dated as of December 4, 2000 (the "Guaranty").

        Execute Affirmation of Security Agreement and Guaranty. To execute the Affirmation of Security Agreement and Guaranty dated as of October 31, 2001, and any other agreement entered into between Company and Bank in connection therewith, all as amended or extended from time to time (collectively, the "Secured Guaranty Documents"), and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for the Secured Guaranty Documents, or any portion thereof.

        Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and

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things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

        BE IT FURTHER RESOLVED, that any an all acts authorized pursuant to these resolutions and preformed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Company's agreements or commitments in effect at the time notice is given.

        I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Company, as the case may be, and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Company; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

        IN WITNESS WHEREOF, I have hereunto set my hand on October 31, 2001 and attest that the signatures set opposite the names listed above are their genuine signatures.

CERTIFIED TO AND ATTESTED BY:

X	/s/ BARRY J. PLAGA

Attachment—Memorandum and Articles of Association

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AMENDED AND RESTATED
INTELLECTUAL PROPERTY SECURITY AGREEMENT

        This Amended and Restated Intellectual Property Security Agreement is entered into as of October 31, 2001 by and between COMERICA BANK—CALIFORNIA ("Bank") and SEEBEYOND TECHNOLOGY CORPORATION, a Delaware corporation ("Grantor").

RECITALS

        A.    Grantor and Bank are parties of an Intellectual Property Security Agreement dated as of December 4, 2000 (the "Original Agreement"). Grantor and Bank wish to amend and restate the terms of the Original Agreement.

        B.    Bank has agreed to make certain advances of money and to extend certain financial accommodation to Grantor (the "Loans") in the amounts and manner set forth in that certain Loan and Security Agreement by and between Bank and Grantor dated as of December 4, 2000, as amended by that certain Amendment to Loan and Security Agreement, dated as of June 10, 2001, and by that certain Second Amendment to Loan and Security Agreement dated as of even date herewith (as the same may be amended, modified or supplemented from time to time, the "Loan Agreement"; capitalized terms used herein are used as defined in the Loan Agreement).

        C.    Bank is willing to enter into the Loan Agreement with Grantor, but only upon the condition, among others, that Grantor shall grant to Bank a security interest in certain Copyrights, Trademarks and Patents to secure the obligations of Grantor under the Loan Agreement.

        NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement and all other agreements now existing or hereafter arising between Grantor and Bank, Grantor hereby represents, warrants, covenants and agrees as follows:

AGREEMENT

        To secure its obligations under the Loan Agreement and under any other agreement now existing or hereafter arising between Bank and grantor, Grantor grants and pledges to Bank a security interest in all of Grantor's right, title and interest in, to and under its Intellectual property Collateral (including without limitation those Copyrights, Patents and Trademarks listed on Schedules A, B and C hereto), and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof.

        This security interest is granted in conjunction with the security interest granted to Bank under the Loan Agreement. The rights and remedies of Bank with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Bank as a matter of law or equity. Each right, power and remedy of Bank provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Bank of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, in a Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Bank, of any or all other rights, powers or remedies.

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        Grantor represents and warrants that Exhibits A, B, and C attached hereto set forth any and all intellectual property rights in connection to which Grantor has registered or filed an application with either the United States Patent and Trademark Office or the United States Copyright Office, as applicable.

        IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

GRANTOR:
Address of Grantor:	SEEBEYOND TECHNOLOGY CORPORATION
181 W. Huntington Drive, Ste. 110 Monrovia, CA 91016	By:	/s/ BARRY J. PLAGA

Attn: Mark A. Brooks	Title:	Senior V.P. of Finance & CFO

BANK:
Address of Bank:	COMERICA BANK-CALIFORNIA
611 Anton Boulevard, Second Floor Costa Mesa, CA 92626	By:	/s/ BONNIE E. KEHE

Attn: Ms. Bonnie E. Kehe	Title:	SVP & Manager

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SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT
RECITALS
LIMITED LIABILITY COMPANY RESOLUTION